CONTRIBUTION AGREEMENT




                            Dated as of May 21, 1998

                                     Between

                         CHARTER MAC ORIGINATION TRUST I

                                       and

                            CHARTER MAC OWNER TRUST I

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1.  Definitions .....................................................  1

SECTION 2.  Assignment; Contribution ........................................  2

SECTION 3.  Conditions Precedent to Initial Assignment
            by the Origination Trust ........................................  4

SECTION 4.  Representations, Warranties and Covenants .......................  6

SECTION 5.  Repurchase or Substitution of Ineligible Bond ...................  9

SECTION 6.  Events of Termination ...........................................  9

SECTION 7.  Servicing of Loan Documents ..................................... 11

SECTION 8.  No Assumption ................................................... 11

SECTION 9.  Further Assurances .............................................. 11

SECTION 10. Amendments, etc. ................................................ 11

SECTION 11. Notices ......................................................... 12

SECTION 12. No Waiver; Remedies and Severability ............................ 13

SECTION 13. Binding Effect; Assignability; Acknowledgments .................. 13

SECTION 14. GOVERNING LAW ................................................... 15

SECTION 15. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL ................... 15

SECTION 16. Costs, Expenses and Taxes ....................................... 16

SECTION 17. Counterparts .................................................... 16

SECTION 18. Captions ........................................................ 16

SECTION 19. Notice of Limitation of Liability ............................... 16

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            CONTRIBUTION AGREEMENT (the "Agreement"), dated as of May 21, 1998, by and between CHARTER MAC ORIGINATION TRUST I, a Delaware business trust (the "Origination Trust"), and CHARTER MAC OWNER TRUST I, a Delaware business trust (the "Owner Trust").

            WHEREAS, Origination Trust wishes to sell, assign, transfer and contribute to the Owner Trust certain Assigned Assets (as hereinafter defined), including certain Bonds and related Bond Collateral (each as hereinafter defined), now or from time to time hereafter owned by the Origination Trust, and the Owner Trust is willing, on the terms and subject to the conditions contained in this Agreement, to acquire and accept the assignment, transfer and contribution of such Assigned Assets from the Origination Trust;

            NOW, THEREFORE, in consideration of the premises and of the agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

            SECTION 2. Definitions. (a) For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings given to such terms in Appendix A hereto which is incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

                  (b) All defined terms in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

                  (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

                  (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

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                  (f)   Any agreement, instrument or statute defined or referred
to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified, consolidated, continued, extended or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

            SECTION 3. Assignment; Contribution. (a) On the terms and conditions hereinafter set forth and without recourse (except to the extent as is specifically provided herein), the Origination Trust, from time to time during the period from the date hereof to the Facility Termination Date, hereby agrees to sell, assign, transfer and contribute (collectively, "Assign") to the Owner Trust, and the Owner Trust hereby agrees to acquire and accept the assignment, transfer and contribution from the Origination Trust (each such sale, assignment, transfer and contribution, an "Assignment"), all of the Origination Trust's right, title and interest in, to and under (i) the Bonds identified on the Bond Schedule attached hereto as Exhibit A, as the same may be supplemented from time to time by the Origination Trust; (ii) all Bond Collateral relating to the Bonds; (iii) all monies and other property of any kind that relate to any of the Bonds and that are now or at any time or times hereafter in the possession or under the control of the Origination Trust, the Servicer, or any bailee of the Servicer, and all monies, including monies not yet received, that represent payments of Bond Interest due from May 15, 1998; (iv) all books and records of the Origination Trust to the extent pertaining to any of (i) through (iii) above, including all computer programs, disks, tapes and related electronic data processing media, credit files, account cards, payment records, correspondence and ledgers in which any of the foregoing are reflected or maintained; (v) the present and continuing exclusive right, power and authority, subject to the provisions of the Servicing Agreement, to give and receive notices and other communications, to make waivers or other agreements, to make claims for and demand performance on, under or pursuant to any of the Bonds or the Bond Collateral, to bring actions and proceedings thereunder or for the enforcement of the Bonds or the Bond Collateral, and to exercise all remedies, powers, privileges and options and to take any and all actions which the Origination Trust is or may become entitled to take under the Bonds or the Bond Collateral;
(vi) any and all property of every name and nature, now or hereafter transferred, mortgaged, pledged or assigned as security or additional security for payment or performance of any obligation of the Bond Issuers and/or Bond Obligors to the Origination Trust under the Bonds or any of the Bond Collateral, and the liabilities, obligations and indebtedness evidenced thereby or reflected therein; and (vii) all income, revenues, issues, products, revisions, substitutions, replacements, profits and proceeds of and from all of the foregoing (collectively, the "Assigned Assets"). In addition, the Origination Trust assigns to the Owner Trust all rights of the Origination Trust that the Origination Trust obtained from Charter under the Charter Contribution Agreement.

                  (b) In consideration for the Assignment of the Assigned Assets hereunder, the Owner Trust shall issue and deliver to the Origination Trust the Residual Certificate representing beneficial interests in the Owner Trust and shall pay the Origination

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Trust the Cash Consideration, if any, relating to the Assigned Bonds and Bond
Collateral as specified on the Bond Schedule. The Residual Certificate shall be issued and delivered to the Origination Trust on the initial Closing Date. The Cash Consideration with respect to each Bond and related Bond Collateral and Assigned Assets shall be payable on the Closing Date relating to such Bond and related Bond Collateral and Assigned Assets. On each Closing Date, the Owner Trust shall, upon satisfaction of the applicable conditions set forth in Section 3, make available to the Origination Trust the Cash Consideration, in cash in same day funds. To the extent any Bond and related Bond Collateral and Assigned Assets have any value in excess of the Cash Consideration therefor, such value shall be deemed a contribution by the Origination Trust to the capital of the Owner Trust as of the related Closing Date.

                  (c) The Origination Trust and the Owner Trust hereby confirm their intent and agree that, by the Assignment of the Assigned Assets hereunder, the Origination Trust is selling, assigning, transferring and contributing the Assigned Assets absolutely and irrevocably and not as collateral or security. If, notwithstanding the parties' intent to effect an absolute sale, assignment, transfer and contribution, the transactions contemplated hereby are characterized as a financing, the Origination Trust hereby grants the Owner Trust a security interest in the Assigned Assets and this Agreement shall be deemed a security agreement, within the meaning of the Uniform Commercial Code, which (or a copy hereof) the Owner Trust may file in any applicable filing office. Each of the Origination Trust and the Owner Trust hereby agrees to treat each Assignment as a sale and contribution for tax, reporting and accounting purposes (except to the extent that such assignment is not recognized due to the reporting of taxes on a consolidated basis where applicable and the application of consolidated financial reporting principles under GAAP). The Origination Trust agrees to respond to any inquiries with respect to any Assignment hereunder by confirming the sale, assignment, transfer and contribution of the Assigned Assets to the Owner Trust, and to note on its financial statements that such Assigned Assets have been sold and/or contributed to the Owner Trust.

                  (d) The Origination Trust hereby agrees to protect and defend the Owner Trust's interest in the Assigned Assets, and each of the Owner Trust and the Origination Trust hereby agree, at any time and from time to time, to obtain, procure, execute, deliver, affix and file all such further agreements, bills of sale and assignments, instruments, documents, receipts, notices, statements, powers, writings and information, and to do and cause to be done all such further acts and things as the other party may reasonably request in connection herewith.

            SECTION 4. Conditions Precedent to Initial Assignment by the Origination Trust. (a) The initial Assignment of Bonds and related Bond Collateral and Assigned Assets by the Origination Trust hereunder is subject to the conditions precedent that each Party shall have received on or before the Initial Closing Date the following, each (unless otherwise indicated) dated as of the Initial Closing Date, in form and substance satisfactory to each party:

                        (i) Certified copies of the resolutions of the Managing Trustees of the Origination Trust authorizing the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party, and certified copies of all documents

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evidencing other necessary corporate action and Governmental Approvals, if any, with respect to this Agreement and the other Transaction Documents and the transactions contemplated thereby;

                        (ii) A certificate of the Trustees of the Origination Trust certifying the names, offices and true signatures of the Persons authorized on behalf of the Origination Trust to sign this Agreement and the other documents to be delivered by the Origination Trust hereunder;

                        (iii) Copies of all organizational documents of the Origination Trust, certified by an Authorized Representative of the Origination Trust;

                        (iv) Copies of officially certified documents, dated not more than 30 days prior to the Initial Closing Date, evidencing the due organization and good standing of the Origination Trust under the laws of the State of Delaware;

                        (v) Executed financing statements, in form suitable for filing, naming the Origination Trust as the debtor and the Owner Trust as the secured party, or other similar instruments or documents, as the Owner Trust may deem necessary or desirable under the UCC of all appropriate jurisdictions or other applicable law to perfect the Owner Trust's ownership of and security interest in the Assigned Assets;

                        (vi) Evidence of the filing of, or duly executed in form suitable for filing, proper financing statements, if any, necessary (x) to release all Liens or (y) to subordinate all security interests which do not constitute Liens, in each case, of any Person in the Assigned Assets previously granted by the Origination Trust;

                        (vii) A favorable opinion of Greenberg Traurig Hoffman Lipoff Rosen & Quentel, counsel for the Origination Trust, substantially in the form of Exhibit B hereto, and as to such other matters as any Transaction Party may reasonably request;

                        (viii) Evidence that each Bond Trustee has been notified to remit all payments in respect of the Bonds and the Bond Collateral to the Administrative Agent;

                        (ix) Evidence that the Administrative Agent has been notified of the Assignment of the Assigned Assets to the Owner Trust; and

                        (x) Complete copies of each Transaction Document, certified by the Origination Trust (as to the Origination Trust) to be true and complete and in full force and effect.

                  (b) Conditions Precedent to All Assignments. Each Assignment (including the initial Assignment) hereunder shall be subject to the further conditions precedent that:

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                        (i)   with respect to any such Assignment, on or prior
to the Closing Date, the Origination Trust shall have delivered to each Transaction Party a Bond Schedule identifying the Bonds to be included in such Assignment and otherwise containing complete and accurate information relating to the Bonds as of such Closing Date; provided that for each Assignment after but excluding the initial Assignment, the delivery of the Bond Schedule to each Transaction Party shall occur at least 16 calendar days prior to the date of the Assignment;

                        (ii) the Origination Trust shall have delivered unqualified opinions of bond counsel to the effect that interest payable on the Bonds is excludable from gross income tax for purposes of federal income taxation under the Code, based on customary assumptions;

                        (iii) the Origination Trust shall have marked its master data processing records, stating that the Origination Trust's interest in the Bonds and related Bond Collateral have been Assigned in accordance with this Agreement;

                        (iv) the Origination Trust shall have delivered each Bond, together with a duly executed bond power attached thereto, endorsed in blank, or such other necessary instruments of transfer or assignment, and originals or copies of each material Bond Document related thereto to the Administrative Agent (as designee of the Owner Trust);

                        (v) on the Closing Date the following statements shall be true (and the Origination Trust, by accepting the Cash Consideration on such Closing Date, shall be deemed to have certified that):

                              A.    The representations and warranties of the
Origination Trust contained in Section 4 hereof and in each Transaction Document are correct on and as of such Closing Date as though made on and as of such date; and

                              B.    No event has occurred and is continuing, or
would result from such Assignment, that constitutes, or would constitute, an Event of Termination; and

                        (vi) The Owner Trust shall have received such other approvals, opinions or documents as any Transaction Party may reasonably request; and

                        (vii) The Surety Provider shall have approved the Assignment pursuant to Section 4.03 of the Insurance Agreement.

            SECTION 5. Representations, Warranties and Covenants: (a) Each of the Origination Trust and the Owner Trust represents and warrants to the other, as of each Closing Date, (i) it is duly organized, validly existing and in good standing in the jurisdiction of its organization, (ii) it has all requisite power and authority to (A) own its properties, (B) carry on its business as now conducted and proposed to be conducted, and (C) execute and deliver this

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Agreement and each of the other Transaction Documents to which it is a party and to perform its obligations hereunder and thereunder in accordance with their respective terms, (iii) neither the execution and delivery of this Agreement and each of the other Transaction Documents to which it is a party, nor the performance of its obligations hereunder or thereunder, will (A) conflict with or result in a breach or default under any of its organizational documents, any Applicable Laws or any contract, agreement, mortgage, instrument or other undertaking to which it is a party or by which any of its properties is subject or (B) result in the creation or imposition of any Lien, other than pursuant to the Transaction Documents, (iv) it has obtained any Governmental Approval required for the execution, delivery and performance by it of this Agreement and each of the other Transaction Documents to which it is a party, (v) there is no action, suit or proceeding pending against it in any court or by or before any Governmental Authority which would materially affect its ability to carry out the transactions contemplated by this Agreement or any of the other Transaction Documents to which it is a party, (vi) the execution, delivery and performance by it of this Agreement and each of the other Transaction Documents to which it is a party, have been duly authorized by all necessary corporate or other action on its part, (vii) this Agreement and each of the other Transaction Documents to which it is a party have been duly executed and delivered by it and constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms, (viii) all of the representations and warranties made by it in any other Transaction Document were true and correct when made and are true and correct as of the Closing Date and are hereby made by it as if the same were set forth in full in this Agreement, (ix) the execution and delivery of this Agreement and each of the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby were not made (A) in contemplation of the insolvency of any Person, (B) with the intent to hinder, delay or defraud any Person, any creditor of any Person or any federal banking agency, (C) after the commission of any act of insolvency by any Person or (D) without fair consideration; and (x) its assets or capital are not unreasonably small in value in relation to its business, and its remaining assets or capital will not be unreasonably small in value in relation to and after giving effect to the consummation of the transactions contemplated hereby or by the other Transaction Documents to which it is a party; it is not insolvent at the time of, and will not be rendered insolvent by virtue of, the consummation of the transactions contemplated hereby or by the other Transaction Documents to which it is a party; by consummating the transactions contemplated hereby or by the other Transaction Documents to which it is a party, it does not intend to, or believe that it will, incur debts beyond its ability to pay such debts as they become due.

                  (b) the Origination Trust hereby represents, warrants and covenants to the Owner Trust as follows:

                        (i) The information pertaining to the Bonds set forth in the Bond Schedule is true and correct in all material respects at the date or dates respecting which such information was furnished.

                        (ii) Immediately prior to the Assignment of the Assigned Assets pursuant hereto, the Origination Trust was the sole legal and beneficial owner of such

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

Assigned Assets and had good and marketable title thereto, free and clear of any Lien or participation or ownership interest in favor of any other Person, and the form of this Agreement and the related instruments of transfer or assignment are in form sufficient to transfer all right, title and interest of the Origination Trust in the Assigned Assets to the Owner Trust. The Assignment of the Assigned Assets by the Origination Trust to the Owner Trust constitutes a valid and enforceable sale, assignment, transfer and contribution of the Assigned Assets to the Owner Trust, enforceable against creditors of, and purchasers from, the Origination Trust. Upon the Assignment of the Assigned Assets hereunder, the Origination Trust has no remaining interest in any Assigned Asset. The Origination Trust has given or caused to be given all notices legally necessary to be given by the Origination Trust to effect the sale of the Assigned Assets pursuant hereto. The Origination Trust has obtained any and all consents required for the Origination Trust to convey to the Owner Trust all right, title and interest in the Assigned Assets.

                        (iii) Each Bond has been duly authorized and validly issued by the related Bond Issuer and is a valid and binding obligation of such Bond Issuer, and an unqualified opinion of bond counsel to such effect was rendered at the time the Bonds were issued. Each Bond and related Bond Document is genuine, has not been impaired, altered or modified in any respect and is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms (except as such enforceability may be limited by Bankruptcy Law and by general principles of equity, regardless of whether such enforceability shall be considered in a proceeding in equity or at law), and is not subject to any dispute, right of setoff, counterclaim or defense of any kind.

                        (iv) Each Bond and related Bond Document contains customary and enforceable provisions so as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Bond Collateral of the benefits of the security interests intended to be provided thereby, including by judicial foreclosure. There is no exemption under existing law available to the related Bond Issuer and/or any Bond Obligor which would interfere with the right of the Origination Trust or any assignee to foreclose or realize upon such Bond and related Bond Documents, other than which may be available under applicable Bankruptcy Law, debt relief or homestead statutes.

                        (v) The Origination Trust has not taken (or omitted to take), and has no notice that the related Bond Issuer and/or any Bond Obligor has taken (or omitted to take), any action that would impair or invalidate the coverage provided by any existing insurance policy relating to any Property or prevent the Owner Trust or any assignee from enforcing the provisions of any Bond or related Bond Documents.

                        (vi) As of the Closing Date relating to a Bond, the Bond is not currently delinquent or in default, and the Origination Trust has not waived any material default, breach, violation or event of acceleration, and to the Origination Trust's knowledge, no Bond Issuer and/or any Bond Obligor is currently in default in complying with the terms of its Bond Documents.

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                        (vii) To the knowledge of the Origination Trust, after
having conducted reasonable investigation with due diligence, as of the Closing Date relating to a Bond, (i) the Bond Obligor and the Bond Issuer are in compliance with any covenants that they have agreed to satisfy in order for the interest payable on the Bond to be excludable from gross income for purposes of federal income taxation, (ii) there exists no reason why such interest would not be excludable from gross income for purposes of federal income taxation, (iii) the amount paid to obtain credit enhancement with respect to the Bonds from the Surety Provider is reasonable and customary, and (iv) it is reasonably expected that the Bond Obligor, rather than the Surety Provider, will pay debt service on the Bonds.

                        (viii) The Assignment of the Assigned Assets by the Origination Trust pursuant to this Agreement is not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction.

                        (ix) As of the Closing Date relating to a Bond, the Bond is not subject to a bankruptcy plan.

                        (x) The Origination Trust has caused all of its records to be marked to indicate that the Assigned Assets have been Assigned by the Origination Trust to the Owner Trust.

                        (xi) To the Origination Trust's knowledge, there exists no violation of any Environmental Laws with respect to any Property.

                        (xii) No Bond will be deposited with market discount in excess of a de minimis amount within the meaning of Section 1278(a)(2)(C) of the Internal Revenue Code.

            For purposes of the representations made herein, the phrase "to the best knowledge of the Origination Trust" or "to the Origination Trust's knowledge" means to the actual knowledge of the Origination Trust after reasonable inquiry.

            SECTION 5. Repurchase or Substitution of Ineligible Bond. (a) If any of the representations or warranties of the Origination Trust contained in
Section 4(b) hereof shall prove to be, in any material and adverse respect, false, incorrect or misleading (a "Breached Representation") as to any Bond, making such Bond with respect to which the representation was made an Ineligible Bond and giving rise to the Repurchase Obligation on the part of Charter (pursuant to Section 5 of the Charter Contribution Agreement), then the Origination Trust hereby agrees to repurchase from the Owner Trust such Ineligible Bond. The Origination Trust agrees to promptly notify the Owner Trust and the Administrative Agent if the Origination Trust discovers that any Bond is an Ineligible Bond.

                  (b) The Origination Trust hereby grants the Owner Trust the option (the "Repurchase Option"), exercisable by the Owner Trust at any time on and after occurrence

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of, and during the continuance of, an Event of Default under the Insurance
Agreement, to require the Origination Trust to repurchase the applicable Ineligible Bond for a purchase price equal to the outstanding principal amount of the Ineligible Bond at the date of repurchase, plus accrued and unpaid interest to the date of repurchase (the "Repurchase Price"). The Origination Trust agrees to repurchase the applicable Ineligible Bond within 60 days of the exercise of the Repurchase Option by the Owner Trust. The Repurchase Option may be exercised by the Owner Trust by delivery to the Origination Trust of a notice of election to exercise the Repurchase Option. In lieu of repurchasing an Ineligible Bond, the Origination Trust may, with the consent of the Controlling Person, assign to the Owner Trust a Bond (a "Substituted Bond") in substitution for such Ineligible Bond. The Origination Trust agrees to promptly notify the Administrative Agent if the Owner Trust exercises the Repurchase Option or if a Substituted Bond is Assigned to the Owner Trust.

            SECTION 6. Events of Termination. If any of the following events (each an "Event of Termination") shall occur and be continuing:

                  (a) The occurrence of an Event of Default (as such term is defined in each Transaction Document) under any Transaction Document; or

                  (b) Any representation or warranty made by the Origination Trust in Section 4(a) hereof or in any Transaction Document, or any information or report delivered by the Origination Trust pursuant to this Agreement or any Transaction Document shall prove to have been incorrect or untrue in any material respect when made or deemed made or delivered; or

                  (c) The Origination Trust shall fail to perform or observe any other term, covenant or agreement contained in this Agreement on its part to be performed or observed and any such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Origination Trust by the Owner Trust; or

                  (d) The Origination Trust or any of its subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Origination Trust or any of its subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any Bankruptcy Law, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Origination Trust or any of its subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (d); or

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                  (e)   There shall have occurred any Material Adverse Change
with respect to the Origination Trust since the date of this Agreement; or

                  (f)   The Facility Termination Date;

then, and in any such event, the Owner Trust shall, by notice to the Origination Trust and the Administrative Agent, declare the Contribution Termination Date to have occurred (in which case the Contribution Termination Date shall be deemed to have occurred); provided that automatically upon the occurrence of any event (without any requirement for the passage of time or the giving of notice) described in paragraph (d) of this Section 6, the Contribution Termination Date shall occur. Upon any such declaration or designation or upon such automatic termination, the Origination Trust shall have no further right to sell and contribute Assigned Assets to the Owner Trust.

            SECTION 7. Servicing of Loan Documents. Consistent with the Owner Trust's ownership of all Assigned Assets, and subject to the terms of the Servicing Agreement and the rights of the Servicer thereunder, the Owner Trust shall have the sole right to service, manage and administer all Assigned Assets, to assign such right, and to delegate such right to others. The Origination Trust agrees to cooperate fully with the Servicer, the Owner Trust and any assignee of the Owner Trust in the exercise of such rights.

            SECTION 8. No Assumption. The Assignments of the Assigned Assets from the Origination Trust to the Owner Trust do not constitute and are not intended to result in a creation or an assumption by the Owner Trust of any pecuniary or financial liability, debt or obligation of the Origination Trust or any other Person in connection with the Assigned Assets or under the related Bond Documents or any other agreement or instrument relating thereto. No such obligation or liability is intended to be assumed by the Owner Trust hereunder, and any such assumption is expressly disclaimed.

            SECTION 9. Further Assurances. Upon the request of the Owner Trust, the Origination Trust shall, at its expense, promptly execute and deliver all further instruments and documents, and take all further action (including, without limitation, the execution and filing of such financing or continuation statements, or amendments thereto or assignments thereof), that may be necessary or desirable, or that the Owner Trust may reasonably request, as are necessary to (a) effect or evidence the Assignment of the Assigned Assets hereunder, (b) perfect and protect any security interest granted or purported to be granted under any Bond Document and (c) perfect and protect any ownership or security interest granted or purported to be granted to the Owner Trust hereunder or (d) to enable the Owner Trust to exercise and enforce its rights and remedies hereunder with respect to any Assigned Assets. The Origination Trust hereby authorizes the Owner Trust to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any part of the Assigned Assets now existing or hereafter arising without the signature of the Origination Trust where permitted by law. Notice of any amendment hereto shall be given to the Administrative Agent.

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            SECTION 10. Amendments, etc. No amendment, waiver or modification of any provision of this Agreement, nor any consent hereunder, shall in any event be effective unless in writing and signed by each of the parties hereto. Any waiver or consent hereunder shall be effective only in the specific instance and for the specific purpose for which given. This Agreement, together with the other Transaction Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement (together with the exhibits hereto) among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

            SECTION 11. Notices. Except to the extent otherwise expressly provided herein, all notices, requests, and demands to or upon the respective parties hereto to be effective shall be in writing (and if sent by mail, certified or registered, return receipt requested) or facsimile transmission and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three business days after being deposited in the mail, postage prepaid, or, in the case of facsimile transmission, when sent, addressed as follows:

            If to the Origination Trust:
            ----------------------------

            Charter MAC Origination Trust I
            c/o Related Charter LP
            625 Madison Avenue
            New York, New York  10022
            Attention:  President
            Telephone:  (212) 421-5333
            Facsimile:  (212) 593-5794

            and to

            Attention:  Bruce Brown, Senior Vice President
            Telephone:  (212) 421-5333
            Facsimile:  (212) 593-5794

            If to the Owner Trust:
            ----------------------

            Charter MAC Owner Trust I
            c/o Related Charter LP
            625 Madison Avenue
            New York, New York  10022
            Attention:  President
            Telephone:  (212) 421-5333
            Facsimile:  (212) 593-5794
            and to

            Attention:  Bruce Brown, Senior Vice President
            Telephone:  (212) 421-5333
            Facsimile:  (212) 593-5794

            If to the Administrative Agent:
            -------------------------------

            First Tennessee Bank National Association
            4385 Poplar Avenue
            Memphis, Tennessee  38117

            Attention:  Dennis Gillespie
            Telephone:  (901) 681-2462
            Facsimile:  (901) 681-2450

            SECTION 12. No Waiver; Remedies and Severability. No failure on the part of the Owner Trust to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. No failure on the part of the Owner Trust or any other Person to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor will any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by the parties hereto and hereunder is unavailable or unenforceable will not affect in any way the ability of such parties to pursue any other remedy available to them. In the event any provision of this Agreement shall be held to be invalid or unenforceable by any court of competent jurisdiction, such provision shall be ineffective only to the extent of such invalidity or unenforceability, without invalidating the remainder of such provision or any other provisions of this Agreement.

            SECTION 13. Binding Effect; Assignability; Acknowledgments. (a) This Agreement shall be binding upon the Origination Trust, the Owner Trust and their respective successors and assigns (which successors and assigns shall include a trustee in bankruptcy), and shall inure to the benefit of each such Person and each of their respective successors and assigns. The Origination Trust may not assign or delegate any of its rights or obligations hereunder or any interest herein without the prior written consent of the Owner Trust. The Origination Trust will give notice of any such assignment or delegation to the Administrative Agent.

                  (b) Each of the parties hereto hereby acknowledges that, without the prior consent of the Origination Trust, the Owner Trust may further assign the Assigned Assets and all or any portion of its rights under this Agreement, and any assignee of the Owner Trust may (except as otherwise agreed to by such assignees) further assign the Assigned Assets and their rights under this Agreement, and the Origination Trust hereby consents to any such assignments. All such assignees shall be third-party beneficiaries of, and shall be entitled to enforce the Owner Trust's rights and remedies under, this Agreement to the same extent as if they were parties thereto, except to the extent specifically limited under the terms of their assignment.

                  (c) The Origination Trust hereby agrees and acknowledges that the Owner Trust is on the Initial Closing Date including the Assigned Assets and this Agreement in the Trust Estate of the Owner Trust, and that each of the parties to the Transaction Documents have relied and will continue to rely upon each of the foregoing representations and warranties, and further agrees that such Persons are entitled to so rely thereon.

                  (d) Without limiting the foregoing, the Origination Trust hereby acknowledges that, as provided in the Transaction Documents, all of the Owner Trust's rights, remedies, powers and privileges, and all claims of the Owner Trust against the Origination Trust, under or with respect to this Agreement and the other Transaction Documents (whether arising pursuant to the terms of this Agreement or otherwise available at law or in equity), including, without limitation, (i) the right to determine whether or not a Event of Termination has occurred and is continuing, (ii) the right of the Owner Trust, at any time, to receive all notices hereunder and to enforce this Agreement against the Origination Trust and the obligations of the Origination Trust hereunder, (iii) the right to appoint a successor to the Servicer at the times and upon the conditions set forth in the Servicing Agreement, and (iv) the right, at any time, to give or withhold any and all consents, requests, notices, directions, approvals, demands, extensions or waivers under or with respect to this Agreement, any other Transaction Documents or any obligations of the Origination Trust hereunder and thereunder, may be exercised and/or enforced by the other Transaction Parties to the same extent as the Owner Trust may do. The Origination Trust acknowledges and agrees that such parties are third-party beneficiaries of this Agreement and the other Transaction Documents to which the Origination Trust is a party, and may rely on the Origination Trust's representations, warranties, covenants and indemnities made herein and therein as if made directly to them.

                  (e) The Origination Trust hereby agrees (i) to execute all agreements, instruments and documents, and to take all other action, that the Owner Trust, or any other Transaction Party, reasonably determines is necessary or appropriate to evidence its consent described in paragraph (b) above and (ii) to give to the other Transaction Parties, at the time and in the manner given to the Owner Trust, copies of all notices, consents, requests and other writings to be given to the Owner Trust by the Origination Trust under this Agreement. To the extent that the Origination Trust has granted the Owner Trust any powers of attorney under this Agreement, the Origination Trust agrees that the other Transaction Parties may exercise all such powers of attorney on behalf of the Owner Trust as provided in the Transaction Documents and the Origination Trust agrees to cooperate fully with the other Transaction Parties in the exercise of such rights.

                  (f) This Agreement (including, without limitation, the representations, warranties and covenants contained in Section 4) shall survive the sale and contribution of the Assigned Assets hereunder and shall constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Facility Termination Date, as the Final Distribution Date shall occur. Without limiting the foregoing, (i) the rights and remedies of Section 5 with respect to any breach of any representations, warranties or covenants made by the Origination Trust shall be continuing and shall survive the occurrence of the Facility Termination Date and any termination of this Agreement, and (ii) that to the extent that a payment, transfer or deposit is made by or on behalf of the Origination Trust to the Owner Trust which payment, transfer or deposit (or any part thereof) is subsequently invalidated, declared to be fraudulent or preferential or set aside and required to be repaid to any of the Origination Trust or its respective estate, trustee or receiver or any other Person, under any Bankruptcy Law, state or federal law, common law or equitable cause, then to the extent of such repayment, all rights and obligations of the parties hereunder in respect of such payment, transfer or deposit shall be reinstated and continued in full force and effect as if such initial payment, transfer or deposit had never been made.

            The Owner Trust, its successors and assigns hereby acknowledge that the Origination Trust is selling, assigning, conveying, transferring and delivering the Assigned Assets without recourse (except to the extent as is specifically provided herein), and, except as expressly set forth above, without representation or warranty of any kind or description.

            SECTION 14. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 15. CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND TO OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREUNDER OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT THE SUIT, ACTION OR PROCEEDING

IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, THEREBY OR BY THE OWNER TRUST AGREEMENT AND THE CERTIFICATE ISSUER TRUST AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN.

            SECTION 16. Costs, Expenses and Taxes. (a) The Origination Trust agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery and administration (including periodic auditing and any requested amendments, waivers or consents) of this Agreement and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for any Transaction Party with respect thereto and with respect to advising any Transaction Party as to their rights and remedies under this Agreement, and the other agreements executed pursuant hereto and all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement and the other agreements and documents to be delivered hereunder.

                  (b) In addition, the Origination Trust shall pay any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other agreements and documents to be delivered hereunder, and agrees to indemnify the Owner Trust and its assignees against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

            SECTION 17. Counterparts. This Agreement may be executed in any number of separate counterparts by the parties hereto and each counterpart when so executed shall be deemed to be an original and all such counterparts when taken together shall constitute one and the same agreement.

            SECTION 18. Captions. The various captions (including, without limitation, the table of contents) in this Agreement are provided solely for convenience of reference and shall not affect the meaning or interpretation of any provision of this Agreement.

            SECTION 19. Notice of Limitation of Liability. Pursuant to Section
10.6 of the Origination Trust Agreement and Section 12.7 of the Owner Trust Agreement, all suppliers and Persons with whom the Origination Trust and the Owner Trust do business are on notice that the Shareholders, the Trustees, and the Manager (each as defined in the Origination Trust Agreement) and the Senior Holder, Residual Holder, Trustees and Manager (each as defined in the Owner Trust Agreement) are not liable for the obligations of the Origination Trust or the Owner Trust, and all suppliers and persons shall look solely to the assets of the Origination Trust or the Owner Trust, as the case may be, for payment. The Origination Trust and the Owner Trust are both business trusts created under the Trust Act; but the Board of Trustees or Manager of neither the

Origination Trust nor the Owner Trust shall be liable for failure to give notice to such Persons, and any failure to give such notice shall not imply that the Shareholders, the Managing Trustees, the Manager, and the Registered Trustee are liable for the Origination Trust's obligations, nor shall such failure imply that the Senior Holder, Residual Holder, Managing Trustees, the Manager and the Registered Trustee are liable for the Owner Trust's obligations.

                           [Signature page to follow]

            IN WITNESS WHEREOF, the Origination Trust and the Owner Trust have duly executed this Agreement as of the date first written above.


                               CHARTER MAC ORIGINATION TRUST I

                               By: RELATED CHARTER LP, its Manager

                                     By: RELATED CHARTER LLC,
                                         its General Partner


                                     By: /s/ Stuart J. Boesky
                                         -------------------------------
                                     Name:   Stuart J. Boesky
                                           -----------------------------
                                     Title:  President & COO
                                           -----------------------------



                               CHARTER MAC OWNER TRUST I

                               By: RELATED CHARTER LP, its Manager

                                     By: RELATED CHARTER LLC,
                                         its General Partner


                                     By: /s/ Stuart J. Boesky
                                         -------------------------------
                                     Name:   Stuart J. Boesky
                                           -----------------------------
                                     Title:  President & COO
                                           -----------------------------

                                    EXHIBIT A
                                    ---------

                                  BOND SCHEDULE